Segment Information	12 Months Ended
Dec. 31, 2024
Segment Information [Abstract]
Segment information

15. Segment information

The Group uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Group’s CODM, specifically the Group’s CEO and CFO, for making decisions, allocating resources and assessing performance.

The CODM considers that the Group has only one principal revenue stream, which is the trading of luxury watches. The Group carries out all its business activities and operations in Hong Kong. All transactions are concluded and completed in Hong Kong with similar terms and conditions. Internally, the Group reports costs and expenses by nature as a whole for management decision-making and assessment. Based on management’s assessment, the Group determines that it has only one operating segment and therefore one reportable segment as defined by ASC 280. Furthermore, since all the Group’s revenue is derived in Hong Kong with all operations being carried out in Hong Kong, no geographical segment is presented. The Group concludes that it has only one reportable segment.

The CODM of the Group primarily utilizes the net (loss) income to monitor budget-to-actual performance and to assess the adequacy of capital resources for marketing and development. The following table presents the significant revenue and expense categories in the Group’s single operating segment:

	For the Years Ended December 31,
	2024	2023	2022
Revenue	$17,619,363	$18,814,420	$14,225,156
Cost of revenue	(16,202,583)	(17,442,190)	(12,962,555)
Selling and marketing expenses	(58,764)	(163,579)	(221,053)
General and administrative expenses	(1,129,609)	(681,891)	(848,033)
Other segment expenses	(270,626)	(330,033)	(121,525)
Net (loss) income of single operating segment	$(42,219)	$196,727	$71,990